                                                                   Exhibit 10.29

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT WAS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION WAS REPLACED WITH ASTERISKS.

                               AMENDMENT NO. 1 TO
                  SECOND AMENDED AND RESTATED SUPPLY AGREEMENT

          THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED SUPPLY AGREEMENT (this "AMENDMENT") is made and effective as of the 9 day of December, 2004, by and between Merisant Company, a Delaware corporation, having its principal place of business at 10 S. Riverside Plaza, Chicago, IL 60606 ("MERISANT"), Merisant Company 1 Sarl, a company organized under the laws of Switzerland, having its principal place of business at Avenue J. J.Rousseau 7, 2000 Nechatel, Switzerland ("SWISSCO" and, together with Merisant, "BUYER"), and The NutraSweet Company, a Delaware corporation, having its principal place of business at 200 World Trade Center, The Merchandise Mart, Suite 936, Chicago, IL 60654 ("NSC"), and amends that certain SECOND AMENDED AND RESTATED SUPPLY AGREEMENT between the parties hereto dated December 31, 2003 (the "SUPPLY AGREEMENT"). Certain capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Supply Agreement.

          In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. AMENDMENT TO EXHIBIT C. EXHIBIT C to the Supply Agreement is hereby amended and restated in its entirety by EXHIBIT C-1 attached hereto, and all references to EXHIBIT C to the Supply Agreement shall hereafter refer to EXHIBIT C-1.

          2. AMENDMENT TO EXHIBIT D. EXHIBIT D to the Supply Agreement is hereby amended and restated in its entirety by EXHIBIT D-1 attached hereto, and all references to EXHIBIT D to the Supply Agreement shall hereafter refer to EXHIBIT D-1.

          3. NO FURTHER MODIFICATION. Except as set forth in this Amendment, all of the terms and provisions of the Supply Agreement shall remain in full force and effect, and all references to the Supply Agreement shall refer to the Supply Agreement as amended by this Amendment.

                                      * * *

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

THE NUTRASWEET COMPANY                      MERISANT COMPANY


By: /s/ Kevin R. Bauer                      By: /s/ Donald J. Hotz
    -------------------------------------       --------------------------------

Name: Kevin R. Bauer                        Name:   Donald J. Hotz
      -----------------------------------         ------------------------------

Title: Sr. VP Global Sales & Marketing      Title:  CFO
       ----------------------------------          -----------------------------


                                            MERISANT COMPANY 1 SARL


                                            By: /s/ Warren B. Grayson
                                                --------------------------------

                                            Name: Warren B. Grayson
                                                  ------------------------------

                                            Title: Authorized Agent
                                                   -----------------------------

                     EXHIBIT C-1--OTHER TERMS AND CONDITIONS

OTHER TERMS AND CONDITIONS

1. TERMS. The sale of the product or services described in the contract or invoice of which these terms and conditions are a part (or are on the face hereof) ("PRODUCT") by The NutraSweet Company or its Affiliates ("SELLER") to the buyer identified in the attached contract or invoice ("BUYER") is governed by the following terms and conditions. Seller expressly rejects any additional or different terms or conditions proposed by Buyer.

2. FORCE MAJEURE. Either party's failure to perform its obligations hereunder (except to make payments hereunder) shall be excused to the extent and for the period of time such nonperformance is caused by an event of force majeure, including but not limited to war, invasion, fire, explosion, food, riot, strikes, acts of God, delays or defaults of carriers, energy shortage, inability to obtain raw materials, acts of government, its agencies or instrumentalities, or contingencies or causes beyond such party's reasonable control.

3.   PRICE. All prices are ***
     nearest *** in ***, *** and *** and *** in ***. For avoidance of doubt, *** shall pay ***. Seller will use commercially reasonable efforts to have shipments made in accordance with any timely instructions of Buyer or estimated dates *** provided in writing to Seller. Title to, and risk of loss of, any shipment hereunder will *** at ***.

4.   PAYMENT AND TERMINATION.

     (a) Unless otherwise stated in writing by the Seller, the price for the Product is payable only *** and payment is due to Seller within *** of the date of invoice. Any amounts not paid when due will have interest from the date due until paid at an annual rate equal to ***% *** in effect at *** on the date such payment was due. Seller reserves the right, among other remedies, either to *** or to *** under it in the event Buyer *** for *** after notice of such *** and failure to cure within *** of receipt of such notice. Should *** become unsatisfactory to ***, *** or *** satisfactory to *** may be required by *** for *** and for ***.

     (b) Notwithstanding the first sentence of Section 4(a) above, the payment for Products shipped pursuant to items 2, 3 and 4 of EXHIBIT D-1 shall be due and payable as follows: *** on *** during which shipment is to be made pursuant to items 2, 3 and 4 of EXHIBIT D-1, *** will estimate the *** and *** scheduled *** and will provide an invoice to *** for such shipments, *** or the *** with respect to *** for the previous ***.

          Buyer will pay to NSC by *** by the *** the amount set forth in such invoice. Payments will be made in *** to the following account:

                                       ***

          *** reserves the right, among other remedies, including, without limitation, those set forth in Section 4(a) above, to *** under this contract in the event *** as provided in this Section 4(b).

5. WARRANTIES BY SELLER. Seller hereby warrants to Buyer with respect to the Product that:

     (a) It has good and marketable title to the Product shipped to Buyer hereunder;

     (b) At the time of shipment to Buyer, the Product will meet Seller's then current specifications; and

     (c) For Product sold as a food ingredients product, at the time of shipment to Buyer, the Product will not be adulterated or misbranded within the meaning of the United States Food, Drug and Cosmetic Act or any of the regulations thereunder.

          THE WARRANTIES SET FORTH IN THIS SECTION 5 ARE IN LIEU OF ANY AND ALL OTHER WARRANTIES, REPRESENTATIONS OR CONDITIONS, EXPRESS OR IMPLIED, COLLATERAL, STATUTORY OR OTHERWISE, AND WHETHER IN CONTRACT, TORT OR OTHERWISE SALE OF THE PRODUCT IS MADE ON THE UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES THAT THE PRODUCT DELIVERED HEREUNDER WILL BE MERCHANTABLE OR FIT FOR ANY PARTICULAR PURPOSE.

6. LIMITATION ON CLAIMS. All claims that any shipments hereunder does not conform to the above warranties will be waived by Buyer with respect to such shipment unless written notice is given to Seller by Buyer accompanied by a sample of the alleged non-conforming Product within *** after Buyer's receipt of the shipment. Buyer shall not conduct any post sales audit of compliance with any terms and condition of sale and hereby waives any claims resulting therefrom unless such audit and claim are completed within two years of the date of the relevant order.

7. REPLACEMENT OR CREDIT BY SELLER. Seller will notify Buyer within 30 days after receipt of Buyer's notice provided pursuant to Section 6 above whether Seller accepts Buyer's claims. If Seller accepts such claim, it will instruct Buyer either to return the shipment or destroy it, and Buyer will promptly comply with such instruction at Seller's expense. Seller will promptly replace any such Product at its own expense on the same shipping terms as the original shipment or issue a credit note to Buyer for such shipment including shipping charges paid by Buyer.

8. LIMITED REMEDY. Except as provided in Article 10A with respect to third party claims, the exclusive remedy of Buyer arising out of breach of the above warranties will be replacement or credit, at Seller's option.

9. LIMITATION OF LIABILITY. Seller will not in any event be liable to Buyer, to Buyer's Affiliates, or to Buyer's franchisees, co-packers, or distributors (if any) for special, indirect or consequential damages (including but not limited to lost profits, manufacturing costs, damage to goodwill, or loss of business), or product recall costs whether based on the use of Product or any goods, incorporating Product (whether or not the Product involved conforms to Seller's specifications and warranties set forth herein) or on Seller's late delivery or non-delivery of Product.

10.  INDEMNITY.

     (a) IN FAVOR OF BUYER. Seller will indemnify, defend and hold harmless Buyer, its Affiliates and their respective officers, directors, employees, agents and representatives from and against liability, damage, loss, cost or expense (including reasonable attorney's fees and costs) arising out of any third party claims or suits resulting from Seller's negligent act or omission, breach of this Agreement or breach of warranty in the manufacture or sale of Product hereunder.

     (b) IN FAVOR OF SELLER. Buyer will indemnify, defend and hold harmless Seller, its Affiliates and their respective officers, directors, employees, agents and representatives from and against any and all liability, damage, loss, cost or expense (including reasonable attorney's fees and costs) of any kind or nature whatsoever arising out of any third party claims or suits resulting from (a) Buyer's negligent act or omission in connection with the purchases, storage, use, sale, shipment, promotion, or distribution of Product sold hereunder or of any goods (including their manufacture and sale) in which Product is incorporated; (b) product liability claims relating to the manufacture, promotion or sale of Buyer's goods incorporating Product; and (c) claims of contributory infringement or inducement of infringement against Seller based on infringement by Buyer of any third party intellectual property right(s) covering Buyer's goods incorporating Product, including all materials or intermediates produced or used in their manufacture (excluding Product) or method(s) for its manufacture or use.

     (c) NOTICE OF CLAIM. Promptly after receiving notice of any claim or lawsuit to which this Section 10 applies, the party seeking to be indemnified will notify the other party in writing, and the party so notified will immediately assume responsibility at its sole expense for the handling and defense of such claim or suit on behalf of the party entitled to indemnify. The parties will fully cooperate with each other on such defense.

11. TAXES. Buyer will pay all sales, revenue, excise or other federal, state, local or foreign taxes (including value added and consumption taxes) and all import or export duties payable with respect to any shipment hereunder, excluding Ad Valorem taxes of Seller and taxes based on Seller's net income.

12. GOVERNING LAW. The contract or invoice of which these terms and conditions are a part (or are on the face hereof) shall be governed by, and interpreted in accordance with the laws of the State of Illinois, U.S. except any such law mandating the application of the law(s) of a different jurisdiction.

13. LAW VIOLATION. If any provision hereof is or becomes, a violation of any law, rule, order or regulation issued thereunder, Seller shall have the right, upon notice to Buyer, to cancel such provision without effect upon the other provisions, or to cancel further deliveries in their entirety.

14.  INTELLECTUAL PROPERTY.

     (a) PATENTS. Seller warrants that, to its knowledge, the sale of the material hereunder will not infringe the claims of any United States Patent covering the material itself, but in the event that it is alleged that such sale constitutes infringement of such patent, then Seller's liability to Buyer shall:

          (i) be limited to the defense of such infringement actions and the payment of damages awarded therefor by a court of competent jurisdiction from which no appeal is or can be taken, or the settlement of such actions, as Seller shall elect, and

          (ii) arise only if Buyer promptly gives Seller written notice of such claim and full authority, information and assistance for the defense and/or settlement of such claim.

          This section 14(a) states the entire liability of Seller with respect to patent infringements by said materials. Seller does not warrant against infringement by reason of any use of the material or of its combination with any other material or in the operation of any process. Seller reserves the right to suspend deliveries hereunder, or to terminate this contract, if Seller believes that the manufacture and/or sale by Seller, or the use by Buyer, of any material sold hereunder infringes any Patent.

     (b) TRADEMARK USAGE. Buyer aggress that, if Seller grants Buyer any right to use any Seller trademark, unless as otherwise provided in any separate agreement between Buyer and Seller, its use of the Seller trademarks and the advertising and packaging of Buyer's goods will be in accordance with Seller's policies and procedures with respect to the use of any of Seller's trademarks as provided to Buyer from time to time. Buyer will not grant rights of any kind to the Seller trademarks to any third party.

15. NO RIGHT OF SET-OFF. Buyer waives any right it now has or later acquires to set off any amount due from Seller or its affiliates against amounts owed by Buyer hereunder.

16. ALLOCATION. If Seller determines that its ability to supply the total demand for the Product, or obtain any or a sufficient quantity of any material used directly or indirectly in the manufacture of the Product, is hindered, limited or made impracticable, Seller may allocate its available supply of the Product or such material (without obligation to acquire other supplies or any such product or material) among itself and its customers on such basis as Seller determines to be equitable and without liability for any failure of performance which may result therefrom.

17. ASSIGNMENT. The terms, conditions and obligations of this Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns thereof. This Agreement and the rights and obligations hereunder may not be assigned, provided that this Agreement may be assigned to, and the rights and obligations hereunder shall be binding upon and inure to the benefit of, (i) either party's legal successors and assigns through a reorganization, merger, business combination or similar transaction, or (ii) the acquiror of all or substantially all of the stock of either party or any material portion of the stock or assets of the Buyer's Business or NSC's sweetener ingredients business.

18. SEVERABILITY. The provisions contained herein are severable and the contract or invoice of which these terms and conditions are a part (or are on the face hereof) shall be interpreted as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions shall be enforced to the extent valid and enforceable. If any applicable and binding law or rule of any jurisdiction renders any provision of the contract or invoice of which these terms and conditions are a part (or are on the face hereof) unenforceable, the parties hereto agree to modify, or any modification made or ordered by any court, arbitrator, or governmental agency of, such invalid or unenforceable provision, to the extent required to be valid and enforceable in such jurisdiction. Such modifications to this Agreement shall be effective only in such jurisdiction and the contract or invoice of which these terms and conditions are a part (or are on the face hereof) shall be enforced as originally made and entered into in all other jurisdictions.

                               EXHIBIT D - PRICING

1. During calendar year 2004, volume, price and the Territory for Product will be as follows:

     Volume: *** of Powder Product

     Price:  $***  per *** for Powder Product

     Territory:  ***


2. During *** of calendar year 2005, volume, price and the Territory for Product will be as follows:

     Volume:  *** of Powder Product

     Price:  $*** per *** for Powder Product

     Territory: ***


3. During *** of calendar year 2005, volume, price and the Territory for Product will be as follows:

     Volume:  *** of Powder Product

     Price:  $*** per *** for Powder Product

     Territory: ***


4. During *** of calendar year 2005, volume, price and the Territory for Product will be as follows:

     Volume:  *** of Powder Product

     Price:  $*** per *** for Powder Product

     Territory: ***

5. During the remainder of calendar year 2005, volume, price and Territory for the Product will be as follows:

     Volume:     *** of Product

     Price:     $*** per *** for Powder Product

                $*** per *** for Fine Granular Product

     Territory:  ***


With respect to items 2, 3, and 4 above, NSC will deliver Product during such months at its convenience, but will endeavor to deliver Product in manner that is most efficient for both parties. The parties anticipate that shipments will be in increments of no more than *** per ***.

On the date of execution of Amendment No. 1 to the Supply Agreement, Buyer delivered to NSC firm purchase orders for the volume of Product set forth in items 2, 3 and 4 above.